Exhibit 99.1

Vireo Growth Inc. Announces Second Quarter 2025 Results

Q2 GAAP revenue of $48.1 million increased 91% year-over-year, driven by recently-closed merger transactions

Q2 pro forma financial results were in line with management’s previously communicated expectations

Recent $153 million refinancing positions Company with industry-leading cost of capital and over $100 million in cash

Closing of all previously pending merger transactions during Q2 positions Company as industry leader

MINNEAPOLIS – August 13, 2025 – Vireo Growth Inc. (“Vireo” or the “Company”) (CSE: VREO; OTCQX: VREOF), today reported financial results for its second fiscal quarter ended June 30, 2025. Key financial results are presented below in summary form with supporting commentary and discussion from management of certain key operating metrics which the Company uses to judge its performance. All currency figures referenced herein are denominated in U.S. dollars.

Summary of Key Financial Metrics

US $ in millions	Three Months Ended June 30,				Six Months Ended June 30,
	2025	2024	Variance		2025	2024	Variance
GAAP Revenue	$48.1	$25.1	91.4%		$72.6	$49.2	47.6%
GAAP Gross Profit	$20.4	$13.6	50.0%		$32.8	$25.8	27.1%
Gross Profit Margin	42.5%	54.0%	-1,150	bps	45.2%	52.4%	-720	bps
Adjusted Gross Profit[1]	$24.8	$13.6	82.4%		$37.5	$25.8	45.3%
Adjusted Gross Profit Margin[1]	51.6%	54.2%	-260	bps	51.7%	52.4%	-80	bps
SG&A Expenses excluding severance	$12.2	$7.6	61.5%		$19.3	$14.6	36.3%
SG&A Expenses (% of Sales)	25.4%	30.1%	-480	bps	27.4%	29.7%	-226	bps
GAAP Operating Income	$(2.0)	$5.8	-134.8%		$0.0	$10.6	-100.4%
GAAP Operating Income Margin	-4.2%	23.1%	-2,730	bps	0.0%	21.5%	-2,150	bps
Adjusted Operating Income[2]	$11.3	$5.7	98.2%		$16.2	$10.7	51.4%
Adjusted Operating Income Margin[2]	23.5%	22.7%	80	bps	22.3%	21.7%	60	bps
Adjusted EBITDA (non-GAAP)	$13.3	$8.1	-105.8%		$19.8	$14.2	-79.1%
Adjusted EBITDA Margin	27.6%	32.3%	-480	bps	27.3%	28.9%	-153	bps

1Excludes fair value adjustments and Grown Rogue termination fee

2Excludes fair value adjustments, Grown Rogue termination fee, share based compensation and transaction expenses

3 Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, and Adjusted EBITDA Margin are non-GAAP financial measures. Please refer to the end of this press release for a definition of these measures and a reconciliation to the most directly comparable GAAP measures.

Management Commentary

Chief Executive Officer John Mazarakis commented, “Our second quarter results were in line with the expectations that we communicated following the closing of our merger transactions, with pro forma revenue and pro forma adjusted EBITDA4 of $90.7 million and $23.2 million, respectively. We believe that our recently completed merger transactions and refinancing event position us well for continued acquisitive growth and industry leadership.”

4Pro forma financial metrics assume the merger transactions closed on April 1, 2025. Pro Forma Adjusted EBITDA is a non-GAAP measure. Please refer to the end of this press release for a definition of Pro Forma Adjusted EBITDA and a reconciliation from the most directly comparable GAAP measure.

Other Events

During the second quarter, the Company closed each of its three previously-announced merger transactions, including the acquisitions of WholesomeCo in Utah, Proper Brands in Missouri, and Deep Roots Harvest in Nevada. The closing of these transactions transformed the Company into one of the largest U.S. multi-state cannabis operators and expanded the Company’s portfolio to six states with active operations.

On June 17, 2025, following the closing of all its previously-announced merger transactions, the Company announced that it expected pro forma revenue and adjusted EBITDA for the second quarter of 2025 to be in the range of $88 to $91 million, and $23 to $24 million, respectively. These pro forma financial expectations for the second quarter assumed that all of the merger transactions closed on April 1, 2025.

On July 8, 2025, the Company announced the closing of a series of transactions that collectively refinanced all of its existing senior secured debt and significantly expanded its credit capacity under more favorable terms. The Company refinanced all of its existing senior secured debt through a $120 million self-syndicated term loan with leading banks at an interest rate of 8.3 percent, and expanded its consolidated credit facilities with an additional $33 million second lien term loan with a $50 million accordion feature. The $153 million in combined closing date financing strengthened the Company’s balance sheet with over $100 million in cash and is expected to reduce annual interest expense by more than $10 million.

Balance Sheet and Liquidity

As of June 30, 2025, total current assets excluding New York assets held for sale and income taxes receivable were $186.2 million, including cash on hand of $106.2 million. Total current liabilities excluding New York liabilities held for sale, current long-term debt that was refinanced, and uncertain tax liabilities were $51.8 million. As of June 30, 2025, the Company had a total of 1,058,617,377 shares outstanding on the treasury method basis using a share price of $0.52.

Conference Call and Webcast Information

Vireo management will host a conference call with research analysts today, August 13, 2025, at 8:30 a.m. ET (7:30 a.m. CT) to discuss its financial results for its second quarter ended June 30, 2025. Interested parties may attend the conference call by dialing 1-800-715-9871 (Toll-Free) (US and Canada) or 1-646-307-1963 (Toll) (International) and referencing conference ID number 3718174.

A live audio webcast of this event will also be available in the Events & Presentations section of the Company’s Investor Relations website and via the following link: https://events.q4inc.com/attendee/687371440.

About Vireo Growth Inc.

Vireo was founded in 2014 as a medical cannabis pioneer—and we’ve never stopped pushing boundaries. We’re building the most disciplined, strategically aligned, and execution-focused platform in the industry. That means staying relentlessly local while leveraging the strength of a national portfolio, backing exceptional leaders, and deploying capital and talent where it drives the most value. Vireo operates with a long-term mindset, a bias for action, and an unapologetic commitment to its customers, employees, shareholders, industry collaborators, and the communities it calls home. For more information about Vireo, visit www.vireogrowth.com.

Additional Information

Additional information relating to the Company’s second quarter 2025 results will be available on EDGAR and SEDAR+ later today. Vireo refers to certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted Operating Income, and Adjusted Operating Income Margin in circumstances in which the Company believes that doing so provides additional perspective and insights when analyzing the core operating performance of the business. These measures do not have any standardized meaning and may not be comparable to similar measures presented by other issuers. Please see the Supplemental Information and Reconciliation of Non-GAAP Financial Measures at the end of this news release for more detailed information regarding non-GAAP financial measures including a reconciliation of each measure to the most directly comparable GAAP financial measure.

Contact Information

Joe Duxbury

Chief Accounting Officer

investor@vireogrowth.com

(612) 314-8995

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,”   and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding the Company’s expected performance in 2025; and the impact and future benefits of our recently completed merger transactions and refinancing transactions and future growth opportunities for the Company. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K filed with the Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, Adjusted EBITDA, and cash on hand may differ materially from the values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; risk of failure in the lawsuit with Verano and the cost of that litigation; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Form 10-K for the year ended December 31, 2024, which is available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

VIREO GROWTH INC.

STATE-BY-STATE REVENUE PERFORMANCE

THREE AND SIX MONTHS ENDED JUNE 30, 2025 AND 2024

	Three Months Ended
	June 30,
	2025	2024	$ Change	% Change
Retail:
MN	$10,858,055	$12,238,957	$(1,380,902)	(11)%
NY	1,094,551	1,604,327	(509,776)	(32)%
MD	6,749,585	6,975,735	(226,150)	(3)%
UT	6,101,621	—	6,101,621	100%
NV	6,361,285	—	6,361,285	100%
MO	5,607,463	—	5,607,463	100%
Total Retail	$36,772,560	$20,819,019	$15,953,541	77%

Wholesale:
MN	$159,713	6,869	152,844	2,225%
NY	4,127,703	998,724	3,128,979	313%
MD	4,182,707	3,283,635	899,072	27%
UT	1,106,756	—	1,106,756	100%
NV	28,206	—	28,206	100%
MO	1,685,365	—	1,685,365	100%
Total Wholesale	$11,290,450	$4,289,228	$7,001,222	163%

Total Revenue	$48,063,010	$25,108,247	$22,954,763	91%

	Six Months Ended
	June 30,
	2025	2024	$ Change	% Change
Retail:
MN	$22,067,259	$23,216,046	$(1,148,787)	(5)%
NY	2,299,596	3,425,596	(1,126,000)	(33)%
MD	13,568,977	13,776,817	(207,840)	(2)%
UT	6,101,621	—	6,101,621	100%
NV	6,361,285	—	6,361,285	100%
MO	5,607,463		5,607,463	100%
Total Retail	$56,006,201	$40,418,459	$15,587,742	39%

Wholesale:
MN	441,124	6,869	434,255	6,322%
NY	5,064,054	2,132,938	2,931,116	137%
MD	8,271,945	6,637,296	1,634,649	25%
UT	1,106,756	—	1,106,756	100%
NV	28,206	—	28,206	100%
MO	1,685,365	—	1,685,365	100%
Total Wholesale	$16,597,450	$8,777,103	$7,820,347	89%

Total Revenue	$72,603,651	$49,195,562	$23,408,089	48%

Supplemental Information

The financial information reported in this news release is based on unaudited financial statements for the second quarter ended June 30, 2025, and June 30, 2024. All financial information contained in this news release is qualified in its entirety with reference to such financial statements. To the extent that the financial information contained in this news release is inconsistent with the information contained in the Company’s audited financial statements, the financial information contained in this news release shall be deemed to be modified or superseded by the Company’s audited financial statements. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation for purposes of applicable securities laws.

Reconciliation of Non-GAAP Financial Measures

Vireo management occasionally elects to provide certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted Operating Income, and Adjusted Operating Income Margin. EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted Operating Income, and Adjusted Operating Income Margin are non-GAAP measures and do not have standardized definitions under GAAP. The following information provides reconciliations of the supplemental non-GAAP financial measures presented herein to the most directly comparable financial measures calculated and presented in accordance with GAAP. The Company has provided the non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These supplemental non-GAAP financial measures should not be considered superior to, as a substitute for or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented.

Reconciliation of Net Loss to EBITDA and Adjusted EBITDA

We have included this information as management believes certain investors use this information to evaluate our performance in comparison to other cannabis companies. The table below provides a reconciliation of net loss to EBITDA and to Adjusted EBITDA.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Net income (loss)	$(14,934,029)	$(668,441)	$(21,442,819)	$(7,379,870)
Interest expense, net	7,647,822	7,518,454	15,247,339	16,241,091
Income taxes	4,854,000	440,000	6,529,000	4,385,000
Depreciation & Amortization	1,101,919	252,958	1,359,053	506,538
Depreciation and amortization included in cost of sales	858,632	585,740	1,428,672	1,170,698
EBITDA (non-GAAP)	$(471,656)	$8,128,711	$3,121,245	$14,923,457
Non-cash inventory adjustments	3,925,959	41,000	4,358,959	304,000
Grown Rogue termination fee included in cost of goods sold	266,667	—	533,333	—
Stock-based compensation	4,150,630	(60,568)	5,611,480	179,789
Transaction related expenses	4,729,444	—	5,974,140	—
Other income	407,673	—	(382,365)	(1,327,879)
Severance expense	239,924	—	619,839	—
Loss on disposal of assets	5,844	—	5,844	120,856
Adjusted EBITDA (non-GAAP)	$13,254,485	$8,109,143	$19,842,475	$14,200,223

Reconciliation of Q2 Pro Forma Net Loss to Pro Forma EBITDA and Pro Forma Adjusted EBITDA

The table below provides a reconciliation of pro forma net loss to pro forma EBITDA and to pro forma Adjusted EBITDA.

Three Months Ended
June 30,
Pro Forma Net income (loss)	$(21,034,208)
Interest expense, net	9,193,304
Income taxes	10,804,770
Depreciation & Amortization	3,375,305
Pro Forma EBITDA (non-GAAP)	$2,339,171

Non-cash inventory adjustments	4,252,451
Stock-based compensation	6,328,592
Transaction related expenses	9,056,447
Other (income) expense	134,938
Severance expense	239,834
Loss on disposal of assets	844,269
Pro Forma Adjusted EBITDA (non-GAAP)	$23,195,702

Reconciliation of Q2 Gross Profit to Adjusted Gross Profit

The table below provides a reconciliation of Gross Profit to Adjusted Gross Profit. Adjusted Gross Profit Margin represents Adjusted Gross Profit divided by GAAP revenue for the relevant period.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Gross Profit	$20,417,847	$13,550,643	$32,830,159	$25,795,070
Non-cash inventory adjustments	4,152,108	—	4,152,108	—
Grown Rogue termination fee included in cost of goods sold	266,667	—	533,333	—
Adjusted Gross Profit (non-GAAP)	$24,836,622	$13,550,643	$37,515,600	$25,795,070

Reconciliation of Q2 Operating Income to Adjusted Operating Income

The table below provides a reconciliation of Gross Profit to Adjusted Gross Profit. Adjusted Operating Income Margin represents Adjusted Operating Income divided by GAAP revenue for the relevant period.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Operating Income	$(2,018,690)	$5,794,022	$(43,001)	$10,553,467
Non-cash inventory adjustments	4,152,108	—	4,152,108	—
Grown Rogue termination fee included in cost of goods sold	266,667	—	533,333	—
Stock-based compensation	4,150,630	(60,568)	5,611,480	179,789
Transaction related expenses	4,729,444	—	5,974,140	—
Adjusted Operating Income (non-GAAP)	$11,280,159	$5,733,454	$16,228,060	$10,733,256

VIREO GROWTH INC.

CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2025 AND DECEMBER 31, 2024

(Amounts Expressed in United States Dollars, Unaudited and Condensed)

	June 30,	December 31,
	2025	2024
Assets
Current assets:
Cash	$99,134,913	$91,604,970
Restricted Cash	7,054,563	—
Marketable Securities	1,004,479	—
Accounts receivable, net of credit losses of $166,765 and $244,264, respectively	10,620,290	4,590,351
Income tax receivable	24,759,915	12,027,472
Inventory	63,032,832	21,666,364
Prepayments and other current assets	4,130,285	1,650,977
Warrants held	1,272,440	2,270,964
Assets Held for Sale	101,778,735	96,560,052
Total current assets	312,788,452	230,371,150
Property and equipment, net	110,660,253	32,311,762
Operating lease, right-of-use asset	37,468,486	7,859,434
Intangible assets, net	86,173,838	7,899,328
Goodwill	72,644,103	—
Investments	13,100,000	—
Deposits	8,647,824	421,244
Indemnified Assets	17,529,137	—
Other Assets	328,166	—
Total assets	$659,340,259	$278,862,918
Liabilities
Current liabilities
Accounts payable and accrued liabilities	$47,454,840	$10,456,036
Long-Term debt, current portion	26,483,317	900,000
Right of use liability	4,351,301	1,400,015
Uncertain tax liability	75,849,307	33,324,000
Liabilities held for sale	89,379,390	89,387,203
Total current liabilities	243,518,155	135,467,254
Right-of-use liability	43,194,576	16,494,439
Other long-term liabilities	1,316,959	37,278
Contingent consideration	10,631,000	—
Convertible debt, net	9,886,664	9,862,378
Long-Term debt, net	82,214,415	61,438,046
Total liabilities	390,761,769	223,299,395
Stockholders’ equity
Subordinate Voting Shares ($- par value, unlimited shares authorized; 923,839,190 shares issued and outstanding at June 30, 2025 and 337,512,681 at December 31, 2024)	—	—
Multiple Voting Shares ($- par value, unlimited shares authorized; 259,632 shares issued and outstanding at June 30, 2025 and 285,371 at December 31, 2024)	—	—
Additional paid in capital	521,456,870	286,999,084
Accumulated deficit	(252,878,380)	(231,435,561)
Total stockholders’ equity	$268,578,490	$55,563,523
Total liabilities and stockholders’ equity	$659,340,259	$278,862,918

VIREO GROWTH INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

THREE AND SIX MONTHS ENDED JUNE 30, 2025 AND 2024

(Amounts Expressed in United States Dollars, Unaudited and Condensed)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Revenue	$48,063,010	$25,108,247	$72,603,651	$49,195,562
Cost of sales
Product costs	23,719,204	11,516,604	35,414,533	23,663,492
Non-cash product costs	4,152,108	—	4,152,108	—
Inventory valuation adjustments	(226,149)	41,000	206,851	(263,000)
Gross profit	20,417,847	13,550,643	32,830,159	25,795,070
Operating expenses:
Selling, general and administrative expenses	12,454,544	7,564,231	19,928,487	14,615,844
Transaction related expenses	4,729,444	—	5,974,140	—
Stock-based compensation expenses	4,150,630	(60,568)	5,611,480	119,221
Depreciation	387,596	72,925	464,698	146,471
Amortization	714,323	180,033	894,355	360,067
Total operating expenses	22,436,537	7,756,621	32,873,160	15,241,603

Gain (loss) from operations	(2,018,690)	5,794,022	(43,001)	10,553,467

Other income (expense):
Interest expenses, net	(7,647,822)	(7,518,454)	(15,247,339)	(16,241,091)
Gain (loss) on disposal of assets	(5,844)	(97,471)	(5,844)	(218,327)
Other income (expenses)	(407,673)	1,593,492	382,365	2,911,081
Other income (expenses), net	(8,061,339)	(6,022,433)	(14,870,818)	(13,548,337)

Loss before income taxes	(10,080,029)	(228,411)	(14,913,819)	(2,994,870)

Current income tax expenses	(4,854,000)	(440,000)	(6,529,000)	(4,385,000)
Net loss and comprehensive loss	(14,934,029)	(668,411)	(21,442,819)	(7,379,870)
Net loss per share - basic and diluted	$(0.03)	$(0.00)	$(0.05)	$(0.05)
Weighted average shares used in computation of net loss per share - basic & diluted	559,097,392	143,583,496	463,901,421	143,354,913

VIREO GROWTH INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

SIX MONTHS ENDED JUNE 30, 2025 AND 2024

(Amounts Expressed in United States Dollars, Unaudited and Condensed)

	Six Months Ended June 30,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(21,442,819)	$(7,379,870)
Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash amortization of inventory step up included in product costs	4,152,108	—
Inventory valuation adjustments	206,851	(263,000)
Depreciation	464,698	146,471
Depreciation capitalized into inventory	1,388,536	1,121,141
Non-cash operating lease expense	524,882	211,319
Amortization of intangible assets	894,355	360,067
Amortization of intangible assets capitalized into inventory	40,136	49,557
Stock-based payments	5,455,137	119,221
Warrants held	998,524	(2,930,291)
Interest Expense	2,483,994	2,916,255
Bad debt expense	84,444	—
Accretion of interest on right-of-use finance lease liabilities	103,376	108,902
Loss (gain) on disposal of assets	5,844	120,856
Change in operating assets and liabilities:
Accounts Receivable	(2,314,274)	842,353
Prepaid expenses	312,788	565,048
Inventory	1,276,738	(407,734)
Income taxes	(1,513,207)	16,154
Uncertain tax position liabilities	5,442,000	4,370,000
Accounts payable and accrued liabilities	(191,031)	1,215,694
Changes in operating lease liabilities	(831,317)	(281,874)
Purchase of marketable securities	(1,004,479)	—
Change in assets and liabilities held for sale	(4,688,713)	(2,100,143)
Net cash used in operating activities	(8,151,429)	(1,199,874)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant, and equipment	(4,804,492)	(4,088,734)
Acquisition of WholesomeCo, Inc., net of cash	7,025,811	—
Acquisition of Deep Roots Holdings, Inc., net of cash	19,037,368	—
Acquisition of Proper Holdings Management, Inc., net of cash	12,298,303	—
Capitalized software development costs	(328,166)	—
Deposits	(290,798)	(150,100)
Net cash used in investing activities	32,938,026	(4,238,834)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of issuance costs	(260,000)	1,131,400
Proceeds from convertible debt, net of issuance costs	—	—
Proceeds from issuance of shares	—	700,000
Proceeds from warrant exercises	38,516	29,000
Proceeds from option exercises	80,614	16,500
Debt principal payments	(10,061,221)	(1,062,000)
Lease principal payments	—	(111,560)
Net cash used in financing activities	(10,202,091)	703,340
Net change in cash	14,584,506	(4,735,368)
Cash, beginning of period	91,604,970	15,964,665
Cash, end of period	$106,189,476	$11,229,297